SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 3, 2005

TUCOWS INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (416) 535-0123

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

☐                                    Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240 14d 2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240 13e 4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On May 3, 2005, we amended the terms of the Stock Purchase Agreement, dated as of April 21, 2004, by and among us, Boardtown Corporation and the shareholders of Boardtown.  The principal purpose of the Amendment was to extend the period during which the shareholders of Boardtown can satisfy the business contribution conditions as they related to the Hosted Helpdesk Service.

A copy of the May 3, 2005 amendment is included as an exhibit to this Current Report on Form  8-K.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.  The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit

10.1	Amendment to Stock Purchase Agreement dated as of May 3, 2005 by and between Tucows Inc., William Ford, Granville Barker, Grant Spradling and Justin Thornton

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

Date: May 3, 2005	By:	/s/ ELLIOT NOSS
Elliot Noss
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Amendment to Stock Purchase Agreement dated as of May 3, 2005 by and between Tucows Inc., William Ford, Granville Barker, Grant Spradling and Justin Thornton